EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT FOR INVESTORS

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of       June 15         , 2015, by and among Imagen Biopharma, Inc., a Delaware corporation (“Company”), and the persons listed on Schedule A hereto and MDB Capital Group LLC for itself and for its affiliates, referred to individually as the “Holder” and collectively as the “Holders”.

A.        In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of          June 15        , 2015 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to certain purchasers of common stock who are Holders up to an aggregate of 3,703,704 shares of common stock (“Shares”), $0.001 par value per share, of the Company (the “Common Stock”) and to issue to MDB Capital Group LLC and certain of its affiliates who are also Holders, warrants to acquire up to 370,370 shares of Common Stock.

B.        To induce the Holders to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws to the Holders, and their assignees or successors in interest, certain rights to provide for the registration for resale of the Shares by means of a Registration Statement under the Securities Act, pursuant to the terms of this Agreement. Such Shares acquired by the Holders and their assignees or successors in interest, are referred to collectively as the “Registrable Securities”.

C.        Unless otherwise provided in this Agreement, capitalized terms used herein shall have the respective meanings set forth in the Securities Purchase Agreement or in Section 13 hereof.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder hereby agree as follows:

1.	Registration.

(a)          Piggyback Registrations Rights. If, at any time after the Company shall become subject to the periodic reporting obligations (a “Reporting Company”) under the Securities and Exchange Act of 1934, as amended (the “1934 Act”), commencing one hundred eighty (180) days after the day the Company becomes a Reporting Company, through the date that is five years after the date the Company becomes a Reporting Company, there is not an effective Registration Statement covering the Registrable Securities, and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalent relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Holders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall, include in such Registration Statement all Registrable Securities requested by any Holder hereunder to be included in the registration within ten (10) days after the Company sends such notice to the Holders for resale and offer on a continuous basis pursuant to Rule

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415; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Holder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Holder or assignee or successor in interest is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(b)         Initial Registration Statement. At the election of each Holder, the Company shall be required to include up to all Registrable Securities held by a Holder for resale and offer on a continuous basis pursuant to Rule 415 in the first Registration Statement filed one hundred and eighty (180) days after the date that it becomes a Reporting Company (the “Initial Registration Statement”); provided, however, that if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by the Initial Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(c)         Cutback Provisions. In the event all of the Registrable Securities cannot be or are not included in a Registration Statement due to Commission Comments or Underwriter Cutbacks, the Company and the Holders agree that securities shall be removed from such Registration Statement in the following order until no further removal is required by Commission Comments or Underwriter Cutbacks:

(i)          First, any securities held by any former employee, consultant or affiliate of the Company shall be removed, pro rata based on the number of securities being registered for such former employees, consultants or affiliates held by all of the former employees of the Company and any of their affiliates and successors in interest, whether pursuant to agreement or otherwise and any other person with any registration rights outstanding on the date hereof;

(ii)         Second, the securities held by MDB Capital Group, LLC (“MDB”) and its members and affiliates, if any, obtained solely by reason of the original capitalization of the Company on January 1, 2015 or by providing services to the Company, which are being registered pursuant to any registration rights agreement or otherwise (but excluding any securities that are acquired for a cash purchase price equivalent to any other Holder of securities in an offering of securities by the Company other than in the Initial capitalization on January 1, 2015); and

(iii)        Third, the Registrable Securities held by the Holders who have acquired their Registrable Securities for a cash purchase price (other than the initial capitalization on January 1, 2015), in an offering of those securities, that are requested to be included in the Registration Statement

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shall be removed, pro rata based on the number of Registrable Shares held by each Holder in comparison to the number of Registrable Securities held by all Holders who have requested to include any Registrable Securities in the Registration Statement.

(d)          Mandatory Registrations. In the event all of the Registrable Securities of the Holders that are requested to be registered are not included in a Registration Statement due to Commission Comments or Underwriter Cutbacks, the Company shall prepare and file an additional Registration Statement (the “Follow-up Registration Statement”) with the Commission within sixty (60) days following the effectiveness of the previously filed Registration Statement; provided, however, that the time period for filing the Follow-up Registration shall be extended to the extent that the Commission publishes written Commission Guidance or the Company receives written Commission Guidance which provides for a longer period before a Follow-up Registration Statement may be filed. The Follow-up Registration Statement shall cover the resale of all of the Registrable Securities that were excluded from any previously filed Registration Statement. In the event that all of the requested Registrable Securities have not been registered in a Registration Statement after the Follow-up Registration Statement has been declared effective, the Company shall use commercially reasonable efforts thereafter to register any remaining unregistered Registrable Securities, subject to the provisions of Section 1(e) hereof.

(e)          Filing; Content. The Company will use its commercially reasonable efforts to cause each Registration Statement pursuant to which any Registrable Securities are included, including the Initial or Follow-up Registration Statement, to contain the Plan of Distribution substantially similar to that attached hereto as Schedule B. The Company shall use its commercially reasonable efforts to cause any Registration Statement filed under this Section 1, including the Initial and Follow-up Registration Statement, to be declared effective under the Securities Act as promptly as practicable after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) one year after its Effective Date (provided, however, the one year period shall be extended for any Grace Period), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder (“Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of a Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(f)          Termination of Piggyback Registration Rights. The registration rights afforded to the Holders under this Section 1 shall terminate on the earliest date when all Registrable Securities of the Holder either: (i) have been publicly sold by the Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of sixteen (16) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a

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written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder.

2.	Demand Registration Rights.

(a)          Demand Right. The Holders, other than the MDB Capital Group LLC and its members and affiliates, will have one demand registration right under the terms of this Agreement, and the MDB Capital Group LLC and its members and affiliates separately will have one demand registration right under the terms of this Agreement. Commencing on the date that is one hundred eighty (180) days after the Company becomes a Reporting Company, the aforementioned groups of Holders, as a group representing more than 50% of the Registrable Securities (a “Requesting Group”) shall have a one-time right, by written notice to the Company, signed by such Holders (the “Demand Notice”), to request the Company to register for resale all the Registrable Securities included by the Requesting Group in the Demand Notice (the “Demand Shares”) under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of the Demand Shares (the “Demand Registration Statement”). A copy of the Demand Notice also shall be provided by the Company to each of the other Holders in their respective group who will have fifteen (15) days to notify the Company in writing to include their Registrable Securities as part of the Demand Shares, the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a). The Demand Registration Statement required hereunder shall be on any form of registration statement then available for the registration of the Registrable Securities, as selected by the Company in accordance with applicable law and regulation. The Company will use its commercially reasonable efforts to file the Demand Registration Statement within forty-five (45) days of the receipt of the Demand Notice, provided if the Demand Notice is given within the forty-five (45) days after the prior fiscal year end, then the Company will use its reasonably commercial efforts to file the Demand Registration Statement within ninety (90) days of the fiscal year end of the Company. The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Demand Registration Statement continuously effective under the Securities Act during the Effectiveness Period.

(b)          Inclusion of Other Registrable Shares and Cutback Provisions. If as a result of Commission Comments not all shares are included that are desired to be included in a Registration Statement for the Demand Shares, the provisions of Section 1(c) shall apply, subject to the Demand Priority (as defined below) of the Requesting Group. Pursuant to the piggyback registration rights granted under this Agreement, the Company may include the Registrable Shares of all the other Holders with rights under this Agreement, which will be subject to the provision of Section 1(c) hereof, except that under Section 1(c)(iii), there will be no cutback of the Registrable Securities of the Requesting Group until the Holders of piggyback Registrable Shares and the shares of any other person exercising piggyback rights under any other registration rights agreement (except for MDB and its current and former members and affiliates, which shall have the priority established in Section 1(c)) have been removed, and thereafter if any further Registrable Securities have to be removed then those of the Requesting Group will be removed pro rata (the “Demand Priority”). Notwithstanding the foregoing, if any other securities of any person other than the Holders or the Requesting Group or MDB and its current and former members and affiliates are included on the Demand Registration Statement, such securities will be removed, if required pursuant to Commission Comments, after removal of the securities indicated in Section 1(c)(i) and before the securities indicated in Section 1(c)(ii), as such persons decide among themselves, and if there is no agreement at to such removal

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provided to the Company within a reasonable time, time being of the essence, then all the such securities will be removed.

(c)          Termination of Demand Registration Rights. The registration rights afforded to the Holders under this Section 2 shall terminate on the earliest date when all Registrable Securities of the Holder either: (i) have been publicly sold by the Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of sixteen (16) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder.

3.         Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a)          The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective.

(b)          The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Forms 10-K, 10-Q or Current Report on Form 8-K, or any analogous report under the Securities Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Securities Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)          The Company shall furnish to each Holder of Registrable Securities in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such seller, all exhibits and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such seller may reasonably request), and (iii) such other documents, including copies of any preliminary or final Prospectus, as

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such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller.

(d)          The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by any seller of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e)          The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable time and to notify the Holder of any Registrable Securities included in the offering under such Registration Statement of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)          The Company shall notify the Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Holder (or such other number of copies as the Holder may reasonably request).

(g)          The Company shall promptly notify the Holder in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder by facsimile on the same day of such effectiveness or by overnight delivery), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h)          If the Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall use its commercially reasonable efforts to furnish to such Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as the Holder may

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reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(i)          If the Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, then at the request of such Holder in connection with such Holder’s due diligence requirements, the Company shall make available for inspection by (i) the Holder, (ii) the Holder’s legal counsel, and (iii) one firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Holder) shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)          The Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) the Holder provides information to the Company intended for inclusion in a Registration Statement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder if permitted by applicable law or regulation and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)          The Company shall (i) if applicable, use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each United

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States national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if, despite the Company’s commercially reasonable efforts, as applicable, to satisfy, the preceding clauses (i) the Company is unsuccessful in satisfying the preceding clauses (i) , to instead secure the inclusion for quotation on the Over-the-Counter Bulletin Board or similar trading medium for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to encourage at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. For the avoidance of doubt, subject to and in accordance with Section 5, the Company shall pay all fees and expenses of the Company in connection with satisfying its obligation under this Section 3(k).

(l)          If requested by the Holder, the Company shall (i) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Holder holding any Registrable Securities.

(m)          The Company shall cooperate with each Holder who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names as the Holder may request.

(n)          The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities, but only in matters not contemplated Section 3(d) by or reasonably related to such matters (which matters are to be governed exclusively by Section 3(d)), as may be strictly necessary to consummate the disposition of such Registrable Securities by the Holder strictly in accordance with the Plan of Distribution included in the Registration Statement (as such Plan of Distribution may be modified from time to time in any filing with the Commission).

(o)          The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby (or, if different, within the period permitted for the filing of reports on Forms 10-K or 10-Q), an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of a Registration Statement.

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(p)          The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(q)          Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A and the Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(r)          Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and not, after consultation with legal counsel, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holder in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Holder) and the date on which the Grace Period will begin, and (ii) notify the Holder in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holder receives the notice referred to in clause (i) and shall end on and include the later of the date the Holder receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the applicable Registration Statement (unless an exemption from such Prospectus delivery requirements exists), prior to the Holder’s receipt of the notice of a Grace Period or, if earlier, Holders knowledge of the material, non-public information concerning the Company that gave rise to the Grace Period, and for which the Holder has not yet settled.

(s)          In the event the number of shares available under any Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement in accordance with the requirements of this Agreement or a Holder’s allocated portion of the Registrable Securities pursuant to Sections 1(c) or 2(b), the Company may, as an alternative, to filing a Follow-up Registration Statement, amend the Registration Statement (if permissible) on or before the date the filing of a Follow-up Registration Statement would be required, so as to cover at least the required number of Registrable Securities (but taking account of any SEC Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with

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the SEC). The Company shall use its commercially reasonable efforts to cause any such amendment to the Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC.

4.	Obligations of the Holders.

(a)          At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holders in writing of the information the Company requires from each Holder if the Holder’s Registrable Securities are to be included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to any Registrable Securities of the Holder that the Holder shall furnish to the Company information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of the Registrable Securities and shall execute documents in connection with the registration as the Company may reasonably request.

(b)          The Holder, by the Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Holder has notified the Company in writing of the Holder’s election to exclude all of the Holder’s Registrable Securities from such Registration Statement.

(c)          The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of a Grace Period under Section 3(r), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 3(e) or 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of any Grace Period, or, if earlier, Holder’s knowledge of the material, non-public information concerning the Company or the facts or circumstances that gave rise to the Grace Period or of the Section 3(e) or 3(f) event, and for which the Holder has not yet settled.

(d)          The Holder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.         Registration Expenses. All expenses incident to the Company’s performance of, or compliance with, this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and placement agent fees) and other Persons retained by the Company (all such expenses

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being herein called “Registration Expenses”), shall be borne by the Company. Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or by a Related Information Provider expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to the extent such Claim is based on a failure of the

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Holder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 3(c); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10. “Related Information Provider” means, in respect of any Indemnified Person, the Holder to which such Indemnified Person is related or another Indemnified Person that is related to the Holder to which such Indemnified Person is related.

(b)          To the fullest extent permitted by law, in connection with any Registration Statement in which a Holder’s Registrable Securities are included or in which a Holder is otherwise participating, such Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder or other Person selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder or other Person (each an “Other Indemnified Person”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or by a Related Information Provider expressly for use in connection with such Registration Statement; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Other Indemnified Person intended to be indemnified pursuant to this Section 6(b), in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the case of fraud by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Other Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10.

(c)          Promptly after receipt by an Indemnified Person or Other Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Other Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and reasonably satisfactory to the Indemnified Person or the Other Indemnified Person, as the case may be; provided, however, that an Indemnified Person or Other Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Persons or all such Other Indemnified Persons to be paid by the indemnifying party, if, in

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the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Other Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Other Indemnified Person and any other party represented by such counsel in such proceeding. The Other Indemnified Person or Indemnified Person, as applicable, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to such Other Indemnified Person or such Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Other Indemnified Person or Indemnified Person, as applicable, reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Other Indemnified Person or Indemnified Person, as applicable, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Other Indemnified Person or such Indemnified Person of a release from all liability in respect to the Claim at issue, and such settlement shall not include any admission as to fault on the part of such Other Indemnified Person or such Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Other Indemnified Person or Indemnified Person, as applicable, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Other Indemnified Person, as applicable, under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

(d)          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred, subject to an undertaking by the Indemnified Person or the Other Indemnified Person, as applicable, to return such payments to the extent a court of competent jurisdiction or other competent authority determines that such payments were unlawful or were not required under this Agreement.

(e)          Without any duplication or multiplication of damages, the indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Other Indemnified Person or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f)          Unless suspended by the underwriting agreement applicable to any registration, the obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, or otherwise.

7.         Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, such indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person

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is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement

8.         No Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.         Reports under Securities Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, once the Company becomes a Reporting Company, the Company agrees to use its commercially reasonable efforts to continue to be a Reporting Company for five years and further during such time it is a Reporting Company the Company agrees to use its commercially reasonable efforts to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Securities Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

10.       Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Holder to any transferee of all or any portion of the Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is or might be restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

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11.       Subsequent Registration Rights. The Company agrees that after the date hereof and excluding any registration rights agreement with MDB or its members and affiliates, it will not grant to any person any registration right or proceed to register any securities of any person unless it provides in such agreement or registration that any securities being registered under such agreement or registration will be subject to the cutback provisions of this Agreement as provided in Section 1(c) and Section 2(b).

12.       Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities. Any amendment so effected will be binding upon all Holders, whether or not such Holder consents thereto.

13.       Definitions.

(a)          “Commission” means the Securities and Exchange Commission.

(b)          “Commission Comments” means written comments pertaining solely to Rule 415 or other comments to the extent they relate to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holder, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

(c)          “Commission Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, (ii) the Securities Act or (iii) the Securities Exchange Act.

(d)          “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(e)          “Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

(f)          “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(g)          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus

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(h)          “Registrable Securities” means (i) the shares of Common Stock issued the Holder or its assignees or successor in interest pursuant to the Securities Purchase Agreement and (ii) any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(i)          “Registration Statement” means any registration statement (including, without limitation, the Initial Registration Statement or the Follow-up Registration Statement) required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

(j)          “Reporting Company” means a company that is obligated to file periodic reports under Sections 13 or 15(d) of the Securities Exchange Act.

(k)          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration.

(l)          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(m)          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(n)          “Securities Act” means the Securities Act of 1933, as amended from time to time together with the regulations promulgated thereunder.

(o)          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, together with the regulations promulgated thereunder.

(p)          “Underwriter Cutbacks” means any reduction in the number of shares suggested by any managing underwriter to be included in a registration under a Registration Statement based upon the guidance in this Section 13(p). In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not

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jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, that any such cutback will be effected in accordance with the priorities established by Section 1(c); provided further that in no event shall the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering.

14.       Market Stand-Off. Unless subject to a separate lock-up agreement with more restrictive terms, in connection with the Initial Public Offering of the Company’s securities, if any, each Holder hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration, if any) without the prior written consent of the managing or lead underwriter of such offering, for a period of one hundred and eighty (180) days from the effective date of such registration (the “Restricted Period”), and to the extent requested by the underwriter, each Holder shall, at the time of such offering, execute a separate, additional agreement reflecting these requirements binding on such Holder that are substantially consistent with this Section 14; provided, however, that if during the last seventeen (17) days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the Restricted Period the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 14 shall continue to apply until the end of the third (3rd) trading day following the expiration of the fifteen (15) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the Restricted Period extend beyond two hundred sixteen (216) days after the effective date of the registration statement. In order to enforce the restriction set forth above or in the in the Securities Purchase Agreement or any other restriction agreed by Holder, including without limitation any restriction requested by the underwriters of any Initial Public Offering of the securities of the Company agreed by such Holder, the Company may impose stop-transfer instructions with respect to any security acquired under or subject to this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be third-party beneficiaries of the agreement set forth in this Section 14. Each Holder agrees that prior to the Company’s Initial Public Offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 14, provided that this Section 14 shall not apply to transfers pursuant to a Registration Statement.

Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder issued before the Company’s Initial Public Offering (and the shares or securities of every other person subject to the restriction contained in this Section 14):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

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After the Company’s Initial Public Offering and expiration of any lock-up period, upon request of any Holder who is a holder of record of the shares represented by any stock certificate(s) bearing such legend and the surrender of such certificate(s) in connection with such request, the Company shall cause its transfer agent to promptly issue replacement certificate(s) not bearing such legend representing the shares represented by such surrendered stock certificate(s).

15.	Miscellaneous.

(a)          A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Imagen Biopharma, Inc.

401 Wilshire Boulevard, Suite 1020

Santa Monica, CA 90401

Facsimile: (310) 526-5020

Phone: (310) 526-5035

E-mail: awang@mdb.com

Attention: Amy Wang

With a copy (for informational purposes only) to:

Locke Lord LLP

500 Capitol Mall, Suite 1800

Sacramento, CA 95814

Phone: 916-930-2513

Facsimile: 916-720-0693

E-mail: sbartel@lockelord.com

Attention: Scott E. Bartel

and

If to any Holder, at the address for such Holder on the records of the Company, which may include the information on Schedule A hereto.

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or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)          This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(h)          This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or other electronic transmission (such as but not limited to an email attachment in PDF format) of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement may also be executed by electronic signature of such Person.

(i)          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)          All consents and other determinations required to be made by the Holder pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Holder.

(k)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)          This Agreement is intended for the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)          The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on a Holder vis-à-vis any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(n)          Currency. As used herein, “Dollar”, “US Dollar” and “$” each mean the lawful money of the United States.

[Signature pages follow immediately]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

Imagen Biopharma, Inc.

By:
Name:
Title:

HOLDER:

PRINT NAME:

SIGNATURE:

MDB Capital Group LLC, for itself and its members and affiliates

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